8. Commitments, Contingencies and Concentrations	12 Months Ended
Dec. 31, 2013
Commitments Contingencies And Concentrations
8. Commitments, Contingencies and Concentrations

The Company maintains cash balances at various financial institutions primarily located in San Diego, California. Accounts at the U.S. institutions are secured, up to certain limits, by the Federal Deposit Insurance Corporation. At times, balances may exceed federally insured limits. The Company has not experienced any losses in such accounts. Management believes that the Company is not exposed to any significant credit risk with respect to its cash and cash equivalent balances.

  The following table summarizes our expected contractual obligations and commitments subsequent to December 31, 2013 (in thousands):

		Current	Long-Term
Contractual Obligations	Total	2014	2015	2016	2017	2018	Thereafter
Operating Leases	6,851	685	543	523	544	553	4,003

 “Operating leases" generally provide that property taxes, insurance, and maintenance expenses are our responsibility. Such expenses are not included in the operating lease amounts that are outlined in the table above.

The future minimum lease payments include minimum payments that will be repaired if the Company elects to exercise all renewal options of the facility leases where the Company is a co-guarantor on the mortgage. Additionally, this includes approximately $204,000 in annual lease payments to FDI Realty, related party (see Note 3). Rent expense was $635,000 and $751,000 for the years ended December 31, 2013 and 2012.

In connection with our acquisition of FDI, we assumed mortgage guarantee obligations made by FDI on the building housing our New Hampshire office.  The balance of the mortgages is approximately $2,067,000 as of December 31, 2013 (see Note 3).

The Company purchases its inventory from multiple third-party suppliers at competitive prices. For the years ended December 31, 2013 and 2012, the Company made purchases from three and four vendors, respectively, which individually comprised more than 10% of total purchases and in aggregate approximated 53% of total purchases.

The Company has purchase obligations related to minimum future purchase commitments for green or unroasted coffee to be used in the Company’s commercial coffee segment.  Each individual contract requires the Company to purchase and take delivery of certain quantities at agreed upon prices and delivery dates.  The contracts as of December 31, 2013, have minimum future purchase commitments of approximately $5,567,000, which are to be delivered in 2014.  The contracts contain provisions whereby any delays in taking delivery of the purchased product will result in additional charges related to the extended warehousing of the coffee product.  The fees average approximately $0.01 per pound for every month of delay.  As of December 31, 2013, the Company was adequately protected by firm sales contracts and had not recognized a provision for losses.

The Company is, from time to time, the subject of claims and suits arising out of matters occurring during the operation of the Company’s business. In the opinion of management, no pending claims or suits would materially affect the financial position or the results of the operations of the Company.